UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) July 24, 2006

                            Cambridge Holdings, Ltd.
                            ------------------------
             (Exact name of registrant as specified in its charter)

          Colorado                     0-12962                  84-0826695
 ---------------------------          ----------               ------------
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)                File Number)          Identification No.)


         106 S. University Blvd., #14, Denver, CO               80209
         ----------------------------------------               -----
         (Address of principal executive offices)            (Zip Code)


        Registrant's telephone number, including area code (303) 722-4008

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 4.01    Changes in Registrant's Certifying Accountant.


Effective July 21, 2006, Cambridge Holdings, Ltd., ("Cambridge" or the "Company") dismissed its independent registered public accounting firm, AJ. Robbins, PC ("AJR"). The decision to change independent registered public accounting firms was made after the completion of a bid process and was approved by the Company's Board of Directors. AJR's reports on Cambridge's financial statements as of and for the years ended June 30, 2005 and 2004 contained no adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During each of the years in the two year period ended June 30, 2005, and through July 24, 2006, there were no disagreements between Cambridge and AJR on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of AJR, would have caused AJR to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years. There were no "reportable events" during the Company's fiscal years ended June 30, 2005 and 2004, and through July 21, 2006.

Cambridge has provided AJR with a copy of this disclosure and has requested that AJR furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not AJR agrees with the above statements. A copy of such letter dated July 24, 2006 from AJR is filed as Exhibit 16.1 to this Form 8-K.

Effective July 24, 2006, Cambridge engaged Cordovano and Hoeneck LLP ("CH") as its new independent registered public accounting firm. During the last two fiscal years and through July 24, 2006, Cambridge did not consult with CH regarding (1) the application of accounting principles to any transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on Cambridge's financial statements; or (3) any matter that was the subject of a disagreement or a reportable event.


Item 9.01    Financial Statements and Exhibits.


(d)  Exhibits:

Exhibit 16.1 Letter of AJ. Robbins, PC to the Securities and Exchange Commission dated July 24, 2006.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Cambridge Holdings, Ltd.
                                           (Registrant)

Date July 24, 2006                   /s/ Jeffrey G. McGonegal
                                     ------------------------------
                                     Name: Jeffrey G. McGonegal
                                     Title: Chief Financial Officer



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